The Victory Portfolios

Special Value Fund

Supplement dated April 11, 2014

to the Summary Prospectus dated April 11, 2014 (“Summary Prospectus”)

Effective March 31, 2014, Gregory H. Ekizian became the Lead Portfolio Manager for the Victory Special Value Fund (the “Fund”).  Mr. Ekizian is a Chief Investment Officer (Dividend Growth Equity) of the Adviser and has been associated with Adviser since 2012.  Mr. Ekizian is a CFA charterholder.

This Summary Prospectus is being revised to reflect the change in portfolio management for the Fund.

The Fund’s principal investment strategy and principal risks, as described in the Summary Prospectus, dated April 11, 2014, will become effective on June 15, 2014.  Until then, the Fund’s principal investment strategies will continue to be as described below.

Principal Investment Strategy (p. 3) (Effective until June 15, 2014)

The Fund pursues its investment objective by investing, under normal circumstances, at least 80% of its net assets in equity securities of companies with market capitalizations, at the time of purchase, within the range of companies comprising the Russell MidCap® Index. The Fund may invest a portion of its assets in equity securities of foreign companies traded on U.S. exchanges, including American and Global Depositary Receipts (ADRs and GDRs). The Adviser looks primarily for companies whose stock is trading at prices below what the Adviser believes represent their true value.

As of December 31, 2013, the Russell MidCap® Index included companies with approximate market capitalizations between $1 billion and $29 billion. The size of companies used in the index changes with market conditions and the composition of the index.

The Adviser employs a relative value approach that combines a top-down and bottom-up stock selection process through thematic approach methodologies, which incorporate macroeconomic analysis with integrated risk management to identify mid cap size stock opportunities. The Adviser may sell a security if it believes the price objective for the stock has been reached, if more attractive opportunities are identified, or if the fundamentals of the company deteriorate.

The Adviser may from time to time generate portfolio turnover rates in excess of 100%.

For purposes of the Fund’s investment strategy, “net assets” includes any borrowings for investment purposes.

There is no guarantee that the Fund will achieve its objective.

Principal Risks (pp. 3-4)

The Fund’s investments are subject to the following principal risks:

• Mid cap stocks may fall out of favor relative to stocks of larger or smaller companies.

• Value stocks may fall out of favor with investors and may underperform growth stocks in an up market. The intrinsic value of value stocks may never be fully recognized by the market or their price may decline.

• The portfolio manager may not execute the Fund’s principal investment strategies effectively.

• A company’s earnings may not increase as expected.

• To the extent the Fund buys and sells securities actively, it could have higher expenses (which reduces returns to shareholders) and higher taxable distributions.

VF-SVF-SUMPRO-SUPP1

• Foreign securities (including ADRs and GDRs) could be affected by factors not present in the U.S., including expropriation, confiscation of property, and difficulties in enforcing contracts. Compared to U.S. companies, there generally is less publicly available information about foreign companies and there may be less governmental regulation and supervision of foreign companies. Foreign securities generally experience more volatility than their domestic counterparts.

You may lose money by investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

By itself, the Fund does not constitute a complete investment plan and should be considered a long-term investment for investors who can afford to weather changes in the value of their investment.

Benchmark Index

Until June 15, 2014, the Russell MidCap® Index will continue to be the primary benchmark for the Fund.  Beginning June 15, 2014, the primary benchmark for the Fund will be the S&P 500 Index as referenced on page 5 and 6 of the Summary Prospectus.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.